Execution Version
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1 TO
EXCHANGE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Exchange Agreement, dated as of August 11, 2025 (the “Agreement”), by and among LivePerson, Inc., a Delaware corporation, and each of the holders listed on Schedule A attached to the Agreement (collectively, the “Parties”), is made and entered into by the Parties as of September 11, 2025. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

RECITALS

WHEREAS, pursuant to and in accordance with Section 5.10 of the Agreement, the Agreement may be amended from time to time with the written consent of the Parties; and

WHEREAS, the Parties desire to amend the Agreement in the manner set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agreement is hereby amended by the Parties in accordance with the terms of Section 5.10 of the Agreement as follows:

1.Amendments.
(i)The fifth paragraph of the Recitals of the Agreement is hereby amended as follows (any bolded, double underlined text being added and any ~~bolded, strikethrough~~ text being deleted):
WHEREAS, on the Closing Date, the Company shall issue ~~no less than~~ an aggregate ~~51,188,165~~53,333,947 Common Equity Shares to the Noteholders and the sum of the aggregate (i) Common Equity Shares plus (ii) the shares of Common Stock into which the Preferred Equity Shares are convertible (the “Conversion Shares”) will equal 39.0% of the fully-diluted outstanding Common Stock on the Closing Date (the “Aggregate Equity Amount”); for purposes of this Agreement, “fully-diluted” shall include the total number of shares of Common Stock outstanding on the Closing Date, assuming the full conversion of all Preferred Equity Shares into Conversion Shares, the full vesting and exercise of all outstanding equity awards and options under the Company’s statutory and non-statutory incentive plans (but excluding out-of-the-money options) as well as the exercise of that certain Warrant to Purchase Common Stock, dated June 3,

2024, issued to Lynrock Lake Master Fund LP (the “Share-Settled Warrant”) (inclusive of the antidilution adjustment to the Share-Settled Warrant resulting from the issuance of Common Equity Shares and Conversion Shares pursuant to the Exchange (the “Share-Settled Warrant Adjustment Amount”));

2.Effectiveness. Except as amended by this Amendment, the Agreement remains in full force and effect. References to “this Agreement” in the Agreement refer to the Agreement as amended by this Amendment, and as may be further amended, restated or supplemented from time to time. Wherever the terms and conditions of this Amendment and the terms and conditions of the Agreement conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the Agreement.
3.Governing Law; Jury Trial. Section 5.8 of the Agreement shall apply to this Amendment mutatis mutandis.
4.Headings and Captions. All headings and captions contained in this Amendment are inserted for convenience only and shall not be deemed a part of this Amendment.
5.Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by electronic transmission shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such Party.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

LIVEPERSON, INC.

By: /s/ John Collins
Name: John Collins
Title: Chief Financial Officer and Chief Operating Officer

[Signature Page to Amendment No. 1 to the Exchange Agreement]

NOTEHOLDER:

By: [*]

By: [*]
Name: [*]
Title: [*]

[Signature Page to Amendment No. 1 to the Exchange Agreement]